                                                                  EXHIBIT 10.29


                             SUBSCRIPTION AGREEMENT


      SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of October 25, 2000, by and among D and W Holdings, Inc., a Delaware corporation ("Holdings"), and Atrium-Co Capital Partners LLC, a Delaware limited liability company (the "Stockholder").

                                   RECITALS :

      WHEREAS, the Stockholder desires to subscribe for and purchase from Holdings, and Holdings desires to issue to the Stockholder, such number of shares of Series A Common Stock, par value $.01 per share, of Holdings (the "Holdings Shares") as provided herein in exchange for the payment of the amounts set forth herein.

      NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. SUBSCRIPTION; PAYMENT. On the terms and subject to the conditions set forth in this Agreement, in reliance on the representations and warranties of Holdings and in consideration of the issuance to the Stockholder of the number of Holdings Shares set forth opposite the name of the Stockholder on SCHEDULE A hereto, the Stockholder agrees to purchase from Holdings, at the Closing, the number of Holdings Shares set forth opposite the name of the Stockholder on SCHEDULE A hereto at the aggregate purchase price (the "Purchase Price") in the form of cash, as set forth opposite the name of the Stockholder on SCHEDULE A hereto.

      2. ISSUANCE AND DELIVERY OF HOLDINGS SHARES. On the terms and subject to the conditions set forth in this Agreement, in reliance on the representations and warranties of the Stockholder and in consideration of the payment to Holdings by the Stockholder of the Purchase Price set forth opposite the name of the Stockholder on SCHEDULE A hereto, Holdings agrees to accept the payment of the Purchase Price and to issue and deliver to the Stockholder, at the Closing, as the case may be, the number of Holdings Shares set forth opposite the name of the Stockholder on SCHEDULE A hereto.

      3. CLOSING. (a) Subject to the terms and conditions of this Agreement, the closing of the transactions provided for herein (the "Closing") shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, or at such other place as the parties hereto agree, on or about October 19, 2000.

            (b)   At the Closing:

                  (i) the Stockholder shall deliver to Holdings the Purchase Price set forth opposite the name of such Stockholder on SCHEDULE A hereto; and

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                  (ii) Holdings shall deliver to the Stockholder certificates evidencing the number of Holdings Shares to be issued to such Stockholder as set forth on SCHEDULE A hereto.

      4. REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS OF THE STOCKHOLDER. As an inducement to Holdings to enter into this Agreement and to consummate the transactions contemplated hereby, the Stockholder represents and warrants to Holdings that, with respect to such Stockholder and the Holdings Shares to be issued to such Stockholder hereunder, the following are true and correct as of the date hereof and as of the date of the Closing:

            (a) The Stockholder has full legal capacity to enter into and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes such Stockholder's legal, valid and binding obligation, enforceable against the Stockholder in accordance with its terms, except as enforceability is limited by (i) principles of equity that may restrict the availability of specific performance and other equitable remedies (whether such enforceability is considered in a proceeding in equity or at law), and (ii) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws applicable to creditors' rights generally.

            (b) The Stockholder is an "accredited investor," as such term is defined in Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act").

            (c) The Stockholder is able to bear the economic risks of holding the Holdings Shares for an indefinite period of time, has adequate means of providing for the Stockholder's current needs and possible contingencies without any need to sell the Holdings Shares and can afford to suffer the complete loss of any investment in Holdings.

            (d) The Stockholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Holdings and protecting the Stockholder's interests in connection with an investment in Holdings or the Stockholder has been advised by a representative possessing such knowledge and experience.

            (e) The Stockholder and the Stockholder's representatives have carefully reviewed all documents filed by Atrium Companies, Inc. with the Securities and Exchange Commission since January 1, 1999 and information relating to Holdings and its subsidiaries previously provided to the Stockholder by Holdings (together, the "Information Circular"), and that certain Amended and Restated Stockholders Agreement, dated as of the date hereof, by and between Holdings and the Stockholder attached hereto as Exhibit A (the "Stockholders Agreement"), and any exhibits and amendments thereof or supplements thereto, and the Stockholder understands all of the risks related to making an investment in Holdings. The Stockholder has had the


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opportunity to obtain any additional information necessary to verify the accuracy of the information contained in such documents and to evaluate the merits and income tax consequences of the investment in Holdings. All inquiries made by the Stockholder and the Stockholder's representatives with respect to Holdings and its subsidiaries and the purchase of the Holdings Shares have been answered. No representations or warranties have been made to the Stockholder or the Stockholder's representatives concerning the Holdings Shares or Holdings or its prospects, subsidiaries or other matters except for those set forth in this Agreement. In making the decision to purchase the Holdings Shares, the Stockholder has not relied on any information provided by Holdings other than
(i) the representations and warranties contained in this Agreement and (ii) information derived solely from the Stockholder's independent investigations.

            (f) The Stockholder recognizes that the Stockholder's investment in Holdings involves a high degree of risk and that no federal or state agency has passed upon the accuracy or adequacy of the Information Circular or upon the Holdings Shares or made any finding or determination as to the fairness of an investment in Holdings.

            (g) The Stockholder is aware that the Stockholder must bear the economic risk of the Stockholder's investment in Holdings for an indefinite period of time because (i) the Holdings Shares have not been registered under the Act or under the securities laws of any state, and therefore cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or unless an exemption from such registration is available, and
(ii) the Stockholders' Agreement provides that a Stockholder may transfer and assign the Stockholder's Holdings Shares only upon the satisfaction of certain conditions.

            (h) The Stockholder is acquiring the Holdings Shares solely for the Stockholder's own account for investment and not with a view to the distribution or resale thereof.

            (i) The Stockholder has not offered or sold any portion of the Stockholder's Holdings Shares and has no present intention of reselling or otherwise disposing of any of the Stockholder's Holdings Shares.

            (j)   The Stockholder has been advised by Holdings and agrees that
(i) there is no existing public market for the Holdings Shares and there is no assurance that there will be any market for the Holdings Shares in the future,
(ii) Rule 144 promulgated under the Act ("Rule 144") is not presently available with respect to offers or sales of any securities of Holdings, (iii) when and if the Holdings Shares may be disposed of without registration under the Act in reliance on Rule 144, certain persons considered to be affiliates of Holdings will be able to dispose of the Holdings Shares only in limited amounts in accordance with the terms and conditions of such rule, and subject to the terms and conditions of this Agreement and the Stockholders' Agreement, (iv) securities laws of jurisdictions outside the United States may restrict the Stockholder's ability to dispose of the Holdings Shares in such


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jurisdictions and Holdings may impose restrictions on transfers of the Holdings
Shares to avoid its violation of such laws, (v) a restrictive legend may be placed on instruments representing the Holdings Shares, and (vi) a notation shall be made in the appropriate records of Holdings indicating that the Holdings Shares are subject to restrictions on transfer and, if Holdings should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions may be issued to such transfer agent with respect to the Holdings Shares.

            (k) The Stockholder will not, directly or indirectly, offer, transfer, sell, assign, pledge or otherwise dispose of the Holdings Shares or any portion thereof except in compliance with the Act and the Stockholders' Agreement. The Stockholder agrees and acknowledges that, in the event the Stockholder is permitted to offer, transfer, sell, assign, pledge or otherwise dispose of the Holdings Shares or any portion thereof pursuant to the Stockholders' Agreement (i) any such offer, transfer, sale, assignment, pledge or other disposition will be pursuant to an effective registration statement under the Act and under all applicable state securities laws, or (ii) the Stockholder will furnish Holdings with an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Holdings, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and under all applicable state securities laws.

            (l) The Stockholder agrees that if, subject to the terms and conditions of the Stockholders' Agreement, any of the Holdings Shares are to be disposed of in accordance with Rule 144 or otherwise by the Stockholder, the Stockholder shall promptly notify Holdings of such intended disposition and shall deliver to Holdings, at or prior to the time of such disposition, such documentation as Holdings may reasonably request in connection with such disposition and, in the case of a disposition pursuant to Rule 144, shall deliver to Holdings an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

            (m) The Stockholder has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Holdings Shares.

            (n) The Stockholder has received and, by execution hereof, acknowledges that, (i) he has accepted the offer to sell the Holdings Shares in the state indicated on the signature page hereto, (ii) the address set forth on the signature page hereto is the address where such Stockholder is a resident and domiciliary (not a temporary or transient resident), (iii) the Stockholder is not acquiring the Holdings Shares as an agent or otherwise for any other person, and (iv) the Stockholder is a citizen of the United States.

            (g) The Stockholder is aware that no filing is being made by the Company with respect to the Holdings Shares with the New York Attorney General since the offer of the Holdings Shares to the Subscriber pursuant to this Agreement is not a "public offering" within the meaning of the New York General Business Law.


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      5.    REPRESENTATIONS AND WARRANTIES OF HOLDINGS. As an inducement to the
Stockholder to enter into this Agreement and to consummate the transactions contemplated hereby, Holdings represents and warrants to the Stockholder that the following are true and correct as of the date hereof and as of the date of the Closing:

            (a) Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) When issued in accordance with the terms and conditions hereof, all of the Holdings Shares issued pursuant to this Agreement shall be validly issued, fully paid and non-assessable.

            (c) Holdings has all requisite corporate power and authority to enter into and deliver this Agreement and to perform its obligations hereunder, and has duly authorized the execution, delivery and performance of this Agreement by all necessary corporate action. This Agreement has been duly and validly authorized, executed and delivered by Holdings and constitutes Holdings' legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability is limited by (i) principles of equity that may restrict the availability of specific performance and other equitable remedies (whether such enforceability is considered in a proceeding in equity or at law), and (ii) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws applicable to creditors' rights generally.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF HOLDINGS. The obligations of Holdings to consummate the transactions contemplated by this Agreement shall be subject, at its election, to the fulfillment, performance or occurrence prior to or at the Closing to Holdings' reasonable satisfaction, of each of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by the Stockholder in this Agreement or in any document delivered pursuant to the provisions hereof shall be true and correct at and as of the time of Closing.

            (b) PERFORMANCE OF OBLIGATIONS AND CONDITIONS. The Stockholder shall have performed and complied with all obligations and conditions required by this Agreement to be performed or complied with prior to or at the Closing, including, but not limited to, the payment of the Purchase Price.

            (c) NO PROHIBITIONS. No injunction, stay or restraining order shall be in effect prohibiting the consummation of the transactions contemplated by this Agreement.

            (d) STOCKHOLDERS' AGREEMENT. The Stockholder shall have executed and delivered the Stockholders' Agreement attached as Exhibit A hereto.

      7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDER. The


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obligations of the Stockholder to consummate the transactions contemplated by this Agreement shall be subject, at its election, to the fulfillment, performance or occurrence prior to or at the Closing to the Stockholder's reasonable satisfaction, of each of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES. Each representation and warranty made by Holdings in this Agreement or in any document delivered pursuant to the provisions hereof shall be true and correct at and as of the time of Closing.

            (b) PERFORMANCE OF OBLIGATIONS AND CONDITIONS. Holdings shall have performed and complied with all obligations and conditions required by this Agreement to be performed or complied with by Holdings prior to or at the Closing.

            (c) NO PROHIBITIONS. No injunction, stay or restraining order shall be in effect prohibiting the consummation of the transactions contemplated by this Agreement.

      8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement shall survive execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall remain in full force and effect. All of the same shall be deemed to have been relied upon by the party to which made

      9. INDEMNITY. The Stockholder recognizes that the issuance of Holdings Shares to such Stockholder will be based upon the Stockholder's representations and warranties set forth above, and the Stockholder agrees on demand to indemnify and hold harmless Holdings and its affiliates, and their respective affiliates, officers, directors, employees, stockholders, representatives and agents from and against any claims, damages, losses, liabilities, costs and expenses, including, without limitation, any settlement costs and any reasonable legal expenses incurred in connection with investigating or defending any actions or threatened actions sustained or required to be paid by reason of, arising out of or caused by (i) any misrepresentation or breach of any representation or warranty made by the Stockholder in this Agreement; (ii) any failure by the Stockholder to fulfill any covenants or agreements set forth in this Agreement, or (iii) the sale or distribution of any Holdings Shares by the Stockholder in violation of the Act, any applicable state securities or blue sky laws or the Stockholders' Agreement.

      The indemnification contained in this Section 9 shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

      10.   MISCELLANEOUS.

            (a) FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.


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            (b)   ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement and the
Stockholders' Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof, supersede all prior and contemporaneous agreements and understandings, if any, of the parties with respect thereto, may not be amended or supplemented except by an instrument or counterparts thereof in writing signed by the parties hereto and may not be discharged except by such written instrument or by performance. No waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged and such waiver shall not be effective as to any other provision of this Agreement.

            (c) BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties hereto and, subject to the terms and provisions hereof, their respective heirs, legal representatives, successors and permitted assigns. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned by any Stockholder without the prior written consent of the Company.

            (d) INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

            (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together shall be deemed one and the same instrument.

            (f) NOTICES. All notices or other communications given or made hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

            If to Holdings:

                    D and W Holdings, Inc.
                    c/o Ardshiel, Inc.
                    230 Park Avenue
                    New York, New York 10169
                    Attention:  Daniel T. Morley
                    Facsimile:  (212) 972-1809

            With copies to:

                    Paul, Hastings, Janofsky & Walker LLP
                    399 Park Avenue, 31st Floor
                    New York, New York 10022-4697
                    Attention: Joel M. Simon
                               Marie Censoplano
                    Facsimile: (212) 319-4090


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            If to a Stockholder:

                     To the address set forth below such Stockholder's signature on the signature page hereto.

            With a copy to:

                     Baker McKenzie
                     805 Third Avenue, 30th Floor
                     New York, New York 10022
                     Attention:  Xavier Ruiz
                     Facsimile: (212) 759-9133

            (g) HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

            (h) THIRD PARTY BENEFICIARIES. Except as otherwise expressly set forth herein, no individual or entity shall be a third-party beneficiary of the representations, warranties, covenants and agreements made by any party hereto.

            (i) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to the principles of conflict of laws.

            (j) SCHEDULES. All Schedules referred to in this Agreement are intended to be and are hereby specifically made a part of this Agreement.


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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date and year first above written.


                                    D AND W HOLDINGS, INC.


                                    By: ________________________________
                                        Name:
                                        Title:


                                    ATRIUM CO-CAPITAL PARTNERS LLC


                                    ___________________________________
                                    Name:
                                    Address:  Atrium Co-Capital Partners LLC
                                              c/o Ardshiel, Inc.
                                              230 Park Avenue
                                              New York, New York 10169
                                              Attention:  Roger A. Knight
                                                          William McCoy
                                               Facsimile:   (212) 972-1809

                                   SCHEDULE A

                                AGGREGATE
                             PURCHASE PRICE
                               (AT RATE OF         Number of
          Name               $1.30 PER SHARE)    Holdings Shares
--------------------------  ------------------  ----------------
Atrium-Co Capital              $5,000,000       3,846,153
Partners LLC                                    shares